SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN A PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[  ]     Preliminary Proxy Statement
[  ]     Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))
[X]      Definitive Proxy Statement
[  ]     Definitive Additional Materials
[  ]     Soliciting Material Under Rule 14a-12

                                 RYDEX ETF TRUST
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1)       Title of each class of securities to which transaction
                  applies:

    2)       Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4)       Proposed maximum aggregate value of transaction:

    5)       Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange  Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)       Amount Previously Paid:

    2)       Form, Schedule or Registration Statement No.:

    3)       Filing Party:

    4)       Date Filed:

                                  SCHEDULE 14A
                                (Amendment No. 1)

                                EXPLANATORY NOTE
                                ----------------

Dear Shareholder,

On or about September 6, 2007, we mailed you a Notice of Special Joint Meeting of Shareholders of Rydex ETF Trust (the "Trust") dated September 6, 2007 (the "Proxy Statement") to be held on October 4, 2007. The purpose of this amendment is to correct the total number of shares outstanding for the S&P Equal Weight ETF and S&P Equal Weight Consumer Discretionary ETF as listed in Part I of Appendix A to the Proxy Statement. The Proxy Statement lists 48,460,180 shares and 1,050,000 shares outstanding for the S&P Equal Weight ETF and S&P Equal Weight Consumer Discretionary ETF, respectively. As revised, the total number of shares outstanding for the S&P Equal Weight ETF and S&P Equal Weight Consumer Discretionary ETF, as of the record date, amount to 48,056,180 and 1,300,000, respectively. We apologize for any confusion this may have caused. This letter amends and replaces Part I of Appendix A to the Proxy Statement.

Your vote is very important. Even if you do not plan to attend the meeting in person, it is important that your shares be represented. You may use the proxy card enclosed with the Proxy Statement, which has not changed, to vote your shares. If you have already voted your shares, you do not need to vote again. You may change or revoke your vote even though a proxy has already been returned to the Trust, by submitting a subsequent proxy by mail, by Internet, by telephone, or by voting in person at the Meeting. Please do not hesitate to call 1-877-256-6082 if you have any questions about the proposals under consideration. Thank you for taking the time to consider these important proposals and for your investment in the Funds.


Sincerely,

/s/ Carl G. Verboncoeur
-----------------------
Carl G. Verboncoeur
President
October 2, 2007

                                   APPENDIX A
                                   ----------

                 OUTSTANDING SHARES AND SIGNIFICANT SHAREHOLDERS

I.           OUTSTANDING SHARES

As of the Record Date, the total number of shares outstanding for each Fund is set forth in the table below:


FUND                                                    TOTAL SHARES OUTSTANDING
--------------------------------------------------------------------------------
Russell Top 50 ETF                                           5,550,025.0000
S&P Equal Weight ETF                                         48,056,180.000
S&P Equal Weight Consumer Discretionary ETF                   1,300,000.000
S&P MidCap 400 Pure Growth ETF                                  250,008.0000
S&P MidCap 400 Pure Value ETF                                   650,042.0000
S&P  Equal Weight Industrials ETF                               150,000.0000
S&P  Equal Weight Consumer Staples ETF                          150,000.0000
S&P 500 Pure Growth ETF                                       1,550,025.0000
S&P 500 Pure Value ETF                                        1,350,095.0000
S&P Equal Weight Materials ETF                                  150,000.0000
S&P Equal Weight Energy ETF                                     150,000.0000
S&P Equal Weight Financial ETF                                  100,000.0000
S&P Equal Weight Health Care ETF                                650,000.0000
S&P Equal Weight Technology ETF                                 250,000.0000
S&P Equal Weight Utilities ETF                                  150,000.0000
S&P SmallCap 600 Pure Growth ETF                                250,001.0000
S&P SmallCap 600 Pure Value ETF                                 650,017.0000